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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERICAN STONE INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                        AMERICAN STONE INDUSTRIES, INC.
                                8705 Quarry Road
                                  P.O. Box 261
                              Amherst, Ohio 44001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 23, 1999

To Our Stockholders:

     The Annual Meeting of Stockholders of American Stone Industries, Inc. (the "Company") will be held at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio on Wednesday, June 23, 1999, at 10:30 a.m. E.S.T. to:

          (1) Elect seven Directors, each to serve for a term of one year; and

          (2) Transact such other business as may properly come before the meeting.

     Only those holders of Common Stock of record at the close of business on April 26, 1999 are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Michael J. Meier
                                          Secretary

May 3, 1999

     The Company's Annual Report for the year ended December 31, 1998 is enclosed. The Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. Please sign, date and return your proxy card in the return envelope provided as soon as possible. This will not prevent you from voting your shares in person if you are present at the Annual Meeting.

                        AMERICAN STONE INDUSTRIES, INC.
                                8705 Quarry Road
                                  P.O. Box 261
                              Amherst, Ohio 44001

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 23, 1999

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American Stone Industries, Inc. ("American Stone" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, June 23, 1999, at 10:30 a.m. E.S.T. at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio (the "Annual Meeting") and at any adjournment or postponement thereof.

     The accompanying proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained therein, if it is returned duly executed and is not revoked. If no choice is specified on the proxy it will be voted FOR the election of the seven nominees for Director named herein. Any stockholder giving a proxy pursuant to this solicitation may revoke it by giving written notice to the Secretary of the Company at any time prior to its exercise, by voting in person at the Annual Meeting or by submission of a duly executed proxy bearing a later date.

     This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about May 3, 1999.

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on April 26, 1999. On that date, certificates representing 1,716,364 shares of Common Stock were outstanding and entitled to vote. The Company has no other voting securities outstanding.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Bylaws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. The holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The inspectors of election intend to treat properly executed proxies that are marked, with respect to election of Directors, as "vote withheld" or, with respect to any other proposals, "abstain," as shares present for purposes of determining whether a quorum is present. Likewise, broker non-votes will be counted in determining a quorum.

     The seven nominees for Director receiving the greatest number of votes will be elected. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

     In voting on matters other than the election of Directors, proposals will be decided by the vote of holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation. In voting on such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any proposal requiring the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote.

                             ELECTION OF DIRECTORS

     Under the Company's Bylaws adopted by the stockholders on November 22, 1996, the authorized number of Directors of the Company shall be not less than three, nor more than seven, as may be fixed from time to time by resolution of the Board of Directors, and each Director shall be elected or designated to serve and hold office until the next Annual Meeting of Stockholders. At a meeting of the Board of Directors on December 16, 1998, the Directors (i) decided to increase the number of Directors from six to seven and (ii) elected Louis Stokes to fill the newly created vacancy, effective January 3, 1999, all in accordance with the Bylaws of the Company. All seven of the current Directors of the Company have been nominated to be re-elected for one-year terms. Unless otherwise specified, all duly executed proxies will be voted FOR the election of the nominees named below. The persons designated as proxies, however, reserve full discretion to cast votes for other persons if any nominee is unable to serve. All nominees have indicated their willingness to serve as Directors, if elected, and the Company has no reason to believe they will be unable to serve.

     Information about the Director nominees is set forth in the following paragraphs.

DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2000

Enzo Costantino................  Mr. Costantino has served as Treasurer of the Company and as
Age 37                           a Director since 1996. He has been Secretary and Treasurer
Director since 1996              of Terrazzo, Mosaic & Tile Company, Ltd. since 1994.
                                 Terrazzo, Mosaic & Tile is a subcontractor for all hard and soft commercial surfaces located in Toronto, Ontario. Prior to joining Terrazzo, Mosaic & Tile, Mr. Costantino was the controller of Daicon Contractors, a general contractor
                                 located in Toronto, Ontario, from 1989 to 1994, and the cost accounting manager for Canada Packers, a meat processor
                                 located in Toronto, Ontario, from 1983 to 1989.

Glen Gasparini.................  Mr. Gasparini has served as a Director since 1995 and was
Age 46                           President and Chief Executive Officer of the Company from
Director since 1995              1995 to 1997. He has been President of Terrazzo, Mosaic &
                                 Tile Company, Ltd. since 1975. Terrazzo, Mosaic & Tile is a subcontractor for all hard and soft commercial surfaces
                                 located in Toronto, Ontario.

Jacquita K. Hauserman..........  Ms. Hauserman has served as a Director of the Company since
Age 56                           1997. She has been an independent consultant with American
Director since 1997              Management Systems since February 1998. She was employed by
                                 Centerior Energy from 1982 until 1998, most recently as
                                 Vice-President of Business Services. Previous positions with
                                 Centerior included Vice-President of Customer Support,
                                 Vice-President of Customer Service and Community Affairs and
                                 Vice-President of Administration. Centerior Energy, located in Cleveland, Ohio, was a holding company for Cleveland
                                 Electric Illuminating and Toledo Edison electric utilities until it was purchased by Ohio Edison in 1997. She is also a
                                 Director and Trustee of several non-profit organizations in the Cleveland area.

Michael J. Meier...............  Mr. Meier has served as Secretary of the Company and as a
Age 44                           Director since 1996. He was Vice-President of Finance, Chief
Director since 1996              Financial Officer, Secretary and Treasurer of Defiance, Inc.
                                 (Nasdaq NM: DEFI) from 1990 until February 1999. Defiance, a supplier of tooling systems, testing services, specialty
                                 anti-friction bearings and precision-machined products to
                                 the U.S. transportation industry, with headquarters in
                                 Cleveland, Ohio, was purchased by The General Chemical Group
                                 Inc. (NYSE: GCG) in February 1999.

Timothy I. Panzica.............  Mr. Panzica has served as a Director of the Company since
Age 43                           1996. He has been Executive Vice-President of Panzica
Director since 1996              Construction Company since 1981. Panzica Construction
                                 Company, a 43 year old firm located in Cleveland, Ohio is a full service construction management/general contracting
                                 organization with expertise in all aspects of commercial
                                 construction. Panzica Construction Company is part of the
                                 Panzica Group of companies, which specializes in real estate development, design/build, and property management.

Thomas H. Roulston II..........  Mr. Roulston has served as Chairman of the Board of the
Age 65                           Company and as a Director since 1996. He founded Roulston &
Director since 1996              Company, Inc. and has been its Chairman since 1990. Roulston
                                 & Company is a registered investment advisor located in
                                 Cleveland, Ohio. Mr. Roulston was also Chairman of the Board of Directors of Defiance, Inc. (Nasdaq NM: DEFI) through
                                 February 1999. Defiance, a supplier of tooling systems,
                                 testing services, specialty anti-friction bearings and
                                 precision-machined products to the U.S. transportation
                                 industry, with headquarters in Cleveland, Ohio, was
                                 purchased by The General Chemical Group Inc. (NYSE: GCG) in
                                 February 1999. Mr. Roulston is also a Director of several
                                 privately-held companies.

Louis Stokes...................  Mr. Stokes has served as a Director of the Company since
Age 74                           January 1999. From 1969 to 1998, Mr. Stokes served as a
Director since 1999              Congressman in the United States House of Representatives.
                                 In February 1999, Mr. Stokes took a position as senior
                                 counsel at Squire, Sanders & Dempsey, a Cleveland-based law firm, and joined the faculty of the Mandel School of Applied
                                 Social Sciences at Case Western Reserve University.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee, established in September 1996 and consisting entirely of non-employee Directors, met once in fiscal 1998. The committee reviews the external audit plan and activities, the Company's annual financial statements and the Company's system of internal and financial controls. The committee also reviews all significant fees for audit, audit-related and nonaudit services provided by the independent auditors and recommends the annual selection of independent auditors to the Board. Members of the audit committee are Michael J. Meier (Chairman) and Enzo Costantino.

     The Compensation Committee, established in September 1996 and consisting entirely of non-employee Directors, met two times in fiscal 1998. The committee administers the incentive plans of the Company and its subsidiaries, approves changes in senior executive compensation and recommends changes in the Company's incentive plans to the Board. The committee also recommends the retainer and attendance fees for Directors. Members of the compensation committee are Timothy I. Panzica (Chairman), Jacquita K. Hauserman and Thomas H. Roulston II.

     The Executive Committee, established in September 1996 and consisting entirely of non-employee Directors, did not meet in fiscal 1998. The committee acts upon matters requiring Board action during the intervals between Board meetings and includes all the functions of the Board of Directors other than the filling of vacancies in the Board of Directors or in any of its committees. Members of the executive committee are Thomas H. Roulston II (Chairman) and Glen Gasparini.

ATTENDANCE AT MEETINGS

     The Board of Directors of the Company met eleven times during fiscal 1998. During fiscal 1998 each Director attended at least 75 percent of the meetings of the Board of Directors and any Committee of the Board of Directors on which he or she served, except for Mr. Gasparini who attended six board meetings.

COMPENSATION OF DIRECTORS

     No Directors' fees are paid to Directors. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their services as Directors.

     On June 24, 1998, the stockholders approved the American Stone Industries, Inc. 1998 Non-Employee Director Stock Option Plan. Under this plan, each non-employee Director automatically receives an option to purchase 1,500 shares of Common Stock on the date of each annual meeting of stockholders in which the Director is elected or reelected to the Board of Directors. In addition, each Director receives an option to purchase 150 shares of Common Stock for each board or committee meeting attended. The Chairman of the Board receives twice the number of options as the other Directors. Each option is granted at the fair market value of the Common Stock on the date of grant. All options granted are non-qualified stock options for federal income tax purposes.

                             COMMON STOCK OWNERSHIP

                      BENEFICIAL OWNERSHIP OF STOCKHOLDERS
                         OWNING MORE THAN FIVE PERCENT

     The following table sets forth beneficial owners known to the Company of more than five percent of the Company's outstanding Common Stock as of March 31, 1999. All information with respect to beneficial ownership has been furnished by the respective five percent beneficial holder.

                  NAME AND ADDRESS OF                      NUMBER OF SHARES      PERCENT OF
                    BENEFICIAL OWNER                      BENEFICIALLY OWNED    TOTAL SHARES
                  -------------------                     ------------------    ------------
Roulston Ventures Limited Partnership(1)................       460,000              26.8%
4000 Chester Avenue, Cleveland, OH 44103
TMT Masonry, Ltd.(2)....................................       400,000              23.3%
900 Keele Street Toronto, Ontario, Canada M6N 3E7

---------------

(1) Mr. Thomas H. Roulston II, Director and Chairman of the Board, is a general partner of Roulston Ventures Limited Partnership. Refer to the table regarding Directors and executive officers for detail.

(2) Mr. Glen Gasparini, Director, is President and 75% shareholder of TMT Masonry, Ltd. Refer to the table regarding Directors and executive officers for detail.

                       BENEFICIAL OWNERSHIP OF DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth the number of shares of Common Stock beneficially owned by each Director and executive officer of the Company as of March 31, 1999. All information with respect to beneficial ownership has been furnished by the respective Director and executive officer. All shares shown in the table reflect sole voting and investment power unless otherwise indicated.

                 NAME AND ADDRESS OF                     NUMBER OF SHARES       PERCENT OF
                 BENEFICIAL OWNER(1)                    BENEFICIALLY OWNED    TOTAL SHARES(2)
                 -------------------                    ------------------    ---------------
Thomas H. Roulston II.................................       510,000(3)            29.7%
Glen Gasparini........................................       409,570(4)            23.9%
David Tyrrell.........................................        48,500(5)             2.8%
Enzo Costantino.......................................           500                  *
Jacquita K. Hauserman.................................           500                  *
Michael J. Meier......................................           500                  *
Timothy I. Panzica....................................         2,200                  *
Louis Stokes..........................................             0                 --
All Directors and executive officers as a group (8
  persons)............................................       971,770(6)            55.8%

---------------

* Represents less than 1%.

(1) The address of each beneficial owner is c/o American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

(2) Based on 1,716,364 shares of Common Stock outstanding on March 31, 1999, adjusted for shares subject to options exercisable within 60 days following March 31, 1999 held either by the named individuals or by the group as a whole.

(3) Includes 10,000 shares held by Mr. Roulston's wife. Mr. Roulston disclaims beneficial ownership of these shares. Shares of Common Stock beneficially owned by Mr. Roulston also include 460,000 shares held by Roulston Ventures Limited Partnership, of which Mr. Roulston is a general partner and 9% owner. Mr. Roulston's wife is also a 9% owner of Roulston Ventures Limited Partnership. Mr. Roulston has shared voting and investment power of Roulston Ventures Limited Partnership in a fiduciary capacity between himself and Scott D. Roulston, his son.

(4) Shares of Common Stock beneficially owned by Mr. Gasparini include 400,000 shares held by TMT Masonry, Ltd., of which Mr. Gasparini is President and a 75% shareholder and 4,170 shares held by Terrazzo, Mosaic & Tile Company, Ltd., of which Mr. Gasparini is President and a 75% shareholder.

(5) Includes options, exercisable within 60 days of March 31, 1999, to purchase 25,000 shares.

(6) Includes options, exercisable within 60 days of March 31, 1999, to purchase 25,000 shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation for the years ended December 31 1998, 1997 and 1996 for the Company's Chief Executive Officer (the "Named Executive Officer"). No other executive officers received compensation whose annual salary and bonus exceeded $100,000 during that year.

                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                                          --------------------------
                                                                            AWARDS        PAYOUTS
                                       ANNUAL COMPENSATION                ----------    ------------
                           -------------------------------------------    SECURITIES
        NAME AND                                          OTHER ANNUAL    UNDERLYING     ALL OTHER
   PRINCIPAL POSITION      YEAR    SALARY     BONUS(1)    COMPENSATION     OPTIONS      COMPENSATION
   ------------------      ----    -------    --------    ------------    ----------    ------------
David Tyrrell............  1998    $75,172    $ 6,200         --            20,000          --
President and Chief        1997    $96,000    $13,733         --                --          --
  Executive                1996    $96,000    $ 3,300         --                --          --
  Officer(2)

---------------

The Named Executive Officer did not receive personal benefits or perquisites during fiscal 1998, 1997 or 1996 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(1) Based on service during the fiscal year indicated, though not paid until after the fiscal year.

(2) Amounts for 1997 and 1996 are in Canadian dollars. Amounts for 1998 are in U.S. dollars.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on grants of stock options during fiscal 1998 to the Named Executive Officer.

                                                           PERCENT OF
                                           NUMBER OF         TOTAL
                                           SECURITIES     OPTIONS/SARS      EXERCISE OR
                                           UNDERLYING      GRANTED TO          BASE
                                          OPTIONS/SARS    EMPLOYEES IN         PRICE         EXPIRATION
                                           GRANTED(#)     FISCAL YEAR         ($/SH)            DATE
                                          ------------    ------------    ---------------    ----------
David Tyrrell, President and Chief
  Executive Officer.....................     20,000          66.7%            $ 3.50          06/24/03

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table summarizes options that were exercised during fiscal 1998 and presents the value of unexercised options held by the Named Executive Officers at fiscal year end.

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING
                                                              UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS AT
                                                             AT FISCAL YEAR-END(#)           FISCAL YEAR-END($)(1)
                       SHARES ACQUIRED       VALUE       -----------------------------    ----------------------------
        NAME           ON EXERCISE(#)     REALIZED($)    EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           ---------------    -----------    ------------    -------------    -----------    -------------
David Tyrrell........         0                0            25,000          20,000             0               0

---------------

(1) All stock options were out of the money (the exercise price was higher than the market price per share) at the fiscal year end of the Company.

PENSION AND RETIREMENT PLANS

     The Company does not have a pension or retirement plan.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company had an employment agreement with Mr. Tyrrell dated May 1996, under which he received a base salary of $96,000 (Canadian) and other benefits. This agreement was terminated by the mutual agreement of both parties on May 1, 1998; however, Mr. Tyrrell remains as President of the Company on an at-will basis.

     The Company does not have any other agreements regarding employment, and does not have any change-in-control arrangements.

              CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

     No Director has any family relationship to any other Director of the Company.

     In September 1998, Thomas H. Roulston II, the Chairman of the Board of the Company, purchased 60,000 shares of Common Stock from the Company at a price of $3.50 per share, which represented the closing price of the Common Stock on the date of the purchase. The purchase of Common Stock was approved by the Board of Directors of the Company, with Mr. Roulston abstaining from the vote.

     In 1996, the Company purchased from David Tyrrell all of the issued and outstanding common shares of Tyrrell Stone Design, Ltd., an Ontario corporation. In consideration of this transaction, Mr. Tyrrell received 20,000 shares of the Company's Common Stock, options to purchase up to 25,000 shares of Common Stock at $5.00 per share, and the Company agreed to employ him as President of the Company's American Stone Corporation subsidiary. This agreement was terminated by the mutual agreement of both parties on May 1, 1998; however, Mr. Tyrrell remains as President of the Company on an at-will basis.

     On November 26, 1997, the Board unanimously approved (with Mr. Panzica abstaining) the award of a contract to Panzica Construction Company, of which Mr. Panzica is Executive Vice President, to construct a foundation for a new gang saw. The contract was for $62,142, and was selected by the Board from among three bids, of which Panzica Construction Company's was the lowest. The Board believes this contract was entered into on terms as favorable to the Company as would have been available from an unrelated party.

     On November 22, 1996, TMT Masonry, Ltd., Roulston Ventures, Ltd. ("Roulston Ventures") and the Company entered into a Share Purchase Option Agreement ("Agreement"). Pursuant to the terms of the Agreement, in the event that TMT Masonry, Ltd. or Roulston Ventures intends to sell all or any part of their common shares of the Company, the selling party shall first offer to the Company the opportunity to purchase such shares and, in the event that the Company declines to purchase such shares, shall offer such shares to the other party to the Agreement. Upon tender, the Company has 15 days within which to accept the offer before the shares will be made available to the other party to the Agreement. In the event that neither the Company nor the other party buys the shares, they may be sold to a third party.

     The Company has adopted a policy whereby in the event that management recommends the Company, or any of its subsidiaries, enter into any business transactions with a related party, such transactions will be reviewed by a majority of the Board who are independent. In addition, if a Director is affiliated with the subject related party, that Director will abstain from voting on any such proposal.

NOMINATION OF DIRECTORS

     The Board considers suitable candidates for membership on the Board from time to time, and will consider nominees recommended by stockholders. Stockholders wishing to submit a recommendation should write to the

Board in care of Mr. Thomas H. Roulston II, Chairman of the Board, American Stone Industries, Inc., P.O. Box 261, Amherst, Ohio 44001.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and greater than ten percent stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such filings. Based solely on its review of copies of these reports furnished to the Company and, where applicable, any written representation that no reports were required, the Company believes during fiscal 1998 all Section 16(a) filing requirements were met.

                            INDEPENDENT ACCOUNTANTS

     The firm of Hobe & Lucas served as independent accountants for the Company for the fiscal years ended December 31, 1998, 1997 and 1996, and have been named as such for the current fiscal year. Representatives of Hobe & Lucas are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                            EXPENSES OF SOLICITATION

     The Company expects to solicit proxies primarily by mail, but Directors, officers and employees of the Company may also solicit proxies in person or by telephone. All reasonable expenses in connection with the solicitation of proxies will be borne by the Company. The Company will make arrangements for the forwarding, at the Company's expense, of soliciting materials by brokers, nominees, fiduciaries and other custodians to their principals.

                STOCKHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

     Stockholder proposals to be presented at the 2000 Annual Meeting, which is expected to be held in June 2000, must be received by the Corporate Secretary for inclusion in the Company's Proxy Statement and form of proxy by January 3, 2000. To be eligible for inclusion in the 2000 proxy materials, such proposal must conform to the requirements set forth in Regulation 14A promulgated under the Exchange Act.

     The Company may use its discretion in voting Proxies with respect to stockholder proposals not included in the Proxy Statement for the fiscal year ended December 31, 1999, unless the Company receives notice of such proposals prior to March 19, 2000.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy according to their best judgment on such matters insofar as the proxies are not limited to the contrary.

                                          By Order of the Board of Directors,

                                          Michael J. Meier
                                          Secretary

May 3, 1999

                        AMERICAN STONE INDUSTRIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of American Stone Industries, Inc. (the "Company") hereby appoints Thomas H. Roulston II and Glen Gasparini, the proxies of the undersigned to vote the shares of Common Stock of the undersigned at the 1999 Annual Meeting of Stockholders of the Company to be held at the offices of Roulston & Company, Inc., 4000 Chester Avenue, Cleveland, Ohio on Wednesday, June 23, 1999, at 10:30 a.m., local time, and at any adjournment thereof upon the following:

        THE BOARD OF DIRECTORS RECOMMENDS VOTES BE CAST FOR PROPOSAL 1.

(1) ELECTION OF DIRECTORS: Enzo Costantino, Glen Gasparini, Jacquita K. Hauserman, Michael J. Meier, Timothy I. Panzica, Thomas H. Roulston II and Louis Stokes for terms expiring in 2000.

    [ ] FOR all nominees         [ ] WITHHOLD AUTHORITY to vote for all nominees
      (except as marked to the contrary)

          (INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                        INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

(2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                     (Continued, and to be signed on other side)

                          (Continued from other side)

PROXY NO.                                                                 SHARES

     IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                                                    Dated                 ,1999
                                                         -----------------------

                                                    ----------------------------
                                                             Signature

                                                    ----------------------------
                                                     Signature if held jointly

                                                    NOTICE: When signing as
                                                    attorney, executor,
                                                    administrator, trustee or
                                                    guardian, please give your
                                                    full title as such. A proxy
                                                    given by a corporation
                                                    should be signed in the
                                                    corporate name by the
                                                    chairman of its board of
                                                    directors, its president,
                                                    vice president, secretary,
                                                    or treasurer.

                                               PLEASE MARK, SIGN, DATE AND
                                               RETURN THE PROXY CARD PROMPTLY
                                               USING THE ENCLOSED ENVELOPE.

                                   Proxy Card